[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) NEW
                         DISCOVERY FUND

                         ANNUAL REPORT o AUGUST 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
MFS' Year 2000 Readiness Disclosure ....................................... 32
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Brian E. Stack]
     Brian E. Stack

For the 12 months ended August 31, 1999, Class A shares of the Fund provided a total return of 38.44%, Class B shares 37.56%, Class C shares 37.53%, and Class I shares 39.06%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 28.36% return for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ, and to a 33.30% return for the average small-cap fund tracked by Lipper Analytical Services, Inc., an independent company that reports mutual fund performance, over the same period.

Q. WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S STRONG PERFORMANCE FOR THE
   PERIOD?

A. We believe, based on our observation of some market broadening over the period, that small-cap stocks may be coming into their own after a three-year domination of the equity market by large-cap stocks. Our overweighting in the technology sector compared to the Russell 2000 has contributed to performance. Specifically, we like software stocks because they compete on the basis of their intellectual property and proprietary design features. Such characteristics allow companies to achieve high profit margins without large investments of capital. For example, we purchased shares of Synopsys, which develops software to design integrated circuits. Similarly, the Fund has benefited from owning semiconductor companies, whose products also rely on intellectual content. Some semiconductor companies we hold are PMC-Sierra, DSP Communications, and Lattice Semiconductors. These companies' products are often part of the Internet's and wireless communications' infrastructure.

Q. WHAT COMPANY COMES TO MIND AS AN OUTSTANDING SUCCESS STORY?

A. PMC-Sierra is a semiconductor company focusing on high-speed inter-networking components for the tele- and data communications infrastructure. The market for several of the company's key products matured earlier in the decade, and growth slowed. The company was reinvigorated when new management refocused toward communications and networking components, and the company's stock price increased 10-fold over the last 12 months.

Q. WAS THE PORTFOLIO INVESTED IN INTERNET STOCKS?

A. We were underweighted in Internet stocks, far less than the Russell 2000, which hurt our relative performance over the period. We have been cautious about this area for three reasons: first, many pure Internet companies often have fluid, constantly evolving business models; second, their businesses may lack entry barriers, leaving them vulnerable to venture-capital-financed competition; and third, their often high valuations are likely to discount these risks. At the same time, we are great believers in the potential of the Internet and have invested indirectly in it through some of our technology holdings such as RSA Security, formerly Security Dynamics Technologies, which enables secure transactions over the Internet. Likewise, we own shares in Transaction Systems Architects, a leading global provider of software used to secure electronic payments.

Q. WHAT OTHER TYPES OF COMPANIES HAS MFS ORIGINAL RESEARCH(R) UNCOVERED?

A. We like the fundamentals of vendors of information technology. These companies are benefiting from the diffusion of technology throughout corporate America, although they were hurt during the period by concerns about Year 2000 (Y2K) computer issues. In this group is NOVA Corp., a credit card processor. Another sector we like is health care, for example, Cytyc Corp., which has developed an improved Pap smear test. Finally, we like media companies. For example, Scholastic Corp. has a vast library of content, such as the Harry Potter, Magic School Bus, and Goosebumps series, which are distributed via print, movies, television, and the Internet.

Q. IS THE PORTFOLIO VULNERABLE TO MARKET CONCERNS ABOUT INTEREST-RATE INCREASES?

A. Possibly. High growth stocks, such as those in the Fund, tend to support high valuations and any increase in interest rates is likely to depress valuations.

/s/ Brian E. Stack
    Brian E. Stack
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   BRIAN E. STACK IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) NEW DISCOVERY FUND AND THE NEW DISCOVERY SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE IS ALSO A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND AND MFS NEW DISCOVERY SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)).

   MR. STACK JOINED MFS IN 1993 AS A RESEARCH ANALYST FOLLOWING THE CHEMICAL, HOSPITAL MANAGEMENT, HEALTH MAINTENANCE ORGANIZATIONS, MEDICAL SERVICES, AND BUSINESS SERVICES INDUSTRIES. HE WAS NAMED PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE HAD WORKED AS AN EQUITY ANALYST SINCE 1987. HE IS A GRADUATE OF BOSTON COLLEGE AND HAS AN M.B.A. DEGREE FROM THE UNIVERSITY OF VIRGINIA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                     SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         JANUARY 2, 1997

  CLASS INCEPTION:               CLASS A  JANUARY 2, 1997
                                 CLASS B  NOVEMBER 3, 1997
                                 CLASS C  NOVEMBER 3, 1997
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $507.7 MILLION NET ASSETS AS OF AUGUST 31, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1999. Index information is from January 1, 1997.)

                            MFS                                  Russell
                 New Discovery Fund - Class A            2000 Total Return Index
                 ----------------------------            -----------------------
January, 1997             $ 9,430                             $10,000
August, 1997              $12,320                             $11,800
August, 1998              $11,720                             $ 9,510
August, 1999              $16,222                             $12,205

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH AUGUST 31, 1999

CLASS A
                                                        1 Year           Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                +38.44%         +72.12%
--------------------------------------------------------------------------------
Average Annual Total Return                            +38.44%         +22.64%
--------------------------------------------------------------------------------
SEC Results                                            +30.48%         +19.94%
--------------------------------------------------------------------------------

CLASS B
                                                        1 Year           Life*
--------------------------------------------------------------------------------
Cumulative Total Teturn                                +37.56%         +68.21%
--------------------------------------------------------------------------------
Average Annual Total Return                            +37.56%         +22.14%
--------------------------------------------------------------------------------
SEC Results                                            +33.56%         +21.32%
--------------------------------------------------------------------------------

CLASS C
                                                        1 Year           Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                +37.53%         +68.33%
--------------------------------------------------------------------------------
Average Annual Total Return                            +37.53%         +22.17%
--------------------------------------------------------------------------------
SEC Results                                            +36.53%         +22.17%
--------------------------------------------------------------------------------

CLASS I
                                                        1 Year           Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                +39.06%         +73.70%
--------------------------------------------------------------------------------
Average Annual Total Return                            +39.06%         +23.07%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                        1 Year           Life*
--------------------------------------------------------------------------------
Average small-cap fund**                               +33.30%          +9.08%
--------------------------------------------------------------------------------
Russell 2000 Total Return Index+                       +28.36%          +7.76%
--------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1999. Index information is from January 1, 1997.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1999

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                                 29.0%
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES                   28.5%
HEALTH CARE                                                13.5%
LEISURE                                                    10.3%
ENERGY                                                      5.3%

TOP 10 STOCK HOLDINGS

GEMSTAR INTERNATIONAL GROUP LTD.  3.8%         IDEXX LABORATORIES, INC.  1.7%
Audio/video product company                    Medical instruments company

SECURITY DYNAMICS TECHNOLOGIES, INC.  2.2%     DST SYSTEMS, INC.  1.6%
Software for secure online transactions        Financial information services
                                               company

MEDPARTNERS, INC.  2.1%                        BISYS GROUP, INC.  1.6%
Health care cost-containment company           Banking computer services company

INTERMEDIA COMMUNICATIONS, INC.  1.9%          SUNGARD DATA SYSTEMS, INC.  1.5%
Telecommunications and data communications     Investment software
services provider
                                               SCHOLASTIC CORP.  1.5%
NOVA CORP.  1.9%                               Multimedia publisher
Credit card processing company

This portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

Stocks - 98.9%
--------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 97.7%
  Advertising - 0.4%
    TMP Worldwide, Inc.*                                 32,600    $  1,805,225
--------------------------------------------------------------------------------
  Airlines - 0.8%
    Atlas Air, Inc.*                                    100,464    $  2,737,644
    Skywest, Inc.                                        67,567       1,359,786
                                                                   ------------
                                                                   $  4,097,430
--------------------------------------------------------------------------------
  Auto Parts - 0.5%
    Brooks Automation, Inc.*                            108,800    $  2,366,400
--------------------------------------------------------------------------------
  Business Machines - 2.3%
    Affiliated Computer Services, Inc., "A"*#           176,259    $  7,535,072
    Kulicke & Soffa Industries, Inc.*                   197,000       4,050,813
                                                                   ------------
                                                                   $ 11,585,885
--------------------------------------------------------------------------------
  Business Services - 17.5%
    BISYS Group, Inc.*                                  166,436    $  7,905,710
    Bright Horizons Family Solutions, Inc.*              62,800       1,114,700
    Catalina Marketing Corp.*                            21,537       1,954,483
    Ceridian Corp.*                                      72,400       2,027,200
    Complete Business Solutions, Inc.*                  214,600       3,312,888
    Concord EFS, Inc.*                                   83,700       3,107,363
    Dendrite International, Inc.*                        99,433       4,138,899
    Diamond Technology Partners, Inc., "A"*             103,700       3,435,062
    DST Systems, Inc.*                                  122,357       8,136,740
    IMRglobal Corp.*                                    353,200       6,026,475
    Learning Tree International, Inc.*                  287,981       3,671,758
    Meta Group, Inc.*                                   150,049       2,438,296
    Modis Professional Services, Inc.*                  194,211       3,070,961
    Nextera Enterprises, Inc.*                          597,400       2,725,638
    NOVA Corp.*                                         366,872       9,538,672
    Professional Detailing, Inc.*                        38,949       1,217,156
    Quintiles Transnational Corp.*                      150,561       5,391,966
    Radiant Systems, Inc.*                              181,400       3,571,312
    Renaissance Worldwide, Inc.*                        195,727         954,169
    Romac International, Inc.*                          200,700       1,455,075
    SunGard Data Systems, Inc.*                         309,990       7,749,750
    Technology Solutions Co.*                           482,760       5,793,120
                                                                   ------------
                                                                   $ 88,737,393
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    Intuit, Inc.*                                        11,825    $  1,059,076
--------------------------------------------------------------------------------
  Computer Software - Services - 1.5%
    Entrust Technologies, Inc.*                          40,000    $    890,000
    Hyperion Solutions Corp.*                           179,200       2,744,000
    Tier Technologies, Inc.*                            532,500       3,993,750
                                                                   ------------
                                                                   $  7,627,750
--------------------------------------------------------------------------------
  Computer Software - Systems - 15.1%
    Active Software, Inc.*                                3,625    $     62,984
    Agile Software Corp.*                                   350          17,413
    Apex, Inc.*                                          77,800       2,581,987
    Aspen Technology, Inc.*#                            330,913       2,833,443
    AVT Corp.*                                           53,900       1,522,675
    Black Box Corp.*                                     45,480       2,086,395
    Cadence Design Systems, Inc.*                       399,500       5,443,187
    Checkfree Holdings Corp.*                           132,400       3,872,700
    Clarify, Inc.*                                       96,800       4,259,200
    CSG Systems International, Inc.*                    126,200       2,847,387
    Edify Corp.*                                         62,300         708,662
    Etec Systems, Inc.*                                 157,500       6,930,000
    Exchange Applications Software*                     111,300       3,325,087
    Fair, Isaac & Co., Inc.                               3,260          92,095
    Harbinger Corp.*                                    295,702       3,548,424
    Liberate Technologies*                               63,575       1,676,791
    MMC Networks, Inc.*                                  18,900         583,538
    Packeteer, Inc.*                                        575          21,203
    Paradyne Networks, Inc.*                             42,300       1,863,844
    Peerless Systems Corp.*                             104,200       1,497,875
    Quest Software, Inc.*                                 1,100          46,063
    Security Dynamics Technologies, Inc.*               476,515      11,257,667
    Silverstream Software, Inc.*                          1,925          57,991
    Sterling Software, Inc.*                             85,720       1,725,115
    Synopsys, Inc.*                                     110,545       6,183,611
    Transaction Systems Architects, Inc., "A"*          212,276       6,248,875
    Vantive Corp.*                                      328,227       2,728,387
    Wind River Systems, Inc.*                           153,999       2,454,359
                                                                   ------------
                                                                   $ 76,476,958
--------------------------------------------------------------------------------
  Conglomerates - 1.3%
    Sodexho Marriott Services, Inc.*                    351,200    $  4,960,700
    Valley Media, Inc.*                                 126,000       1,543,500
                                                                   ------------
                                                                   $  6,504,200
--------------------------------------------------------------------------------
  Consumer Goods and Services - 2.9%
    Blyth Industries, Inc.*                              73,100    $  2,069,644
    Galileo International, Inc.                         105,039       5,094,391
    InfoUSA, Inc., "A"*                                 142,609         713,045
    InfoUSA, Inc., "B"*                                  72,256         365,796
    LoJack Corp.*                                       183,400       1,662,062
    Sportsline USA, Inc.*                               194,925       4,702,566
                                                                   ------------
                                                                   $ 14,607,504
--------------------------------------------------------------------------------
  Containers - 0.3%
    Ivex Packaging Corp.*                               107,800    $  1,670,900
--------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    QLogic Corp.*                                        33,900    $  2,951,419
--------------------------------------------------------------------------------
  Electronics - 10.2%
    Analog Devices, Inc.*                               105,465    $  5,431,448
    Applied Micro Circuits Corp.*                        30,400       2,804,400
    Burr-Brown Corp.*                                   149,959       5,717,187
    Cable Design Technologies Corp.*                    130,962       2,758,387
    Credence Systems Corp.*                              55,600       2,390,800
    DSP Communications, Inc.*                           151,700       3,564,950
    DuPont Photomasks, Inc.*#                            53,800       2,885,025
    GaSonics International Corp.*#                      193,200       3,042,900
    Integrated Device Technology, Inc.*                 108,600       2,117,700
    Lattice Semiconductor Corp.*                         69,234       4,266,545
    MKS Instruments, Inc.*                              165,700       3,044,738
    Photronics, Inc.*                                   138,655       3,310,388
    PMC-Sierra, Inc.*                                    49,614       4,614,102
    Sawtek, Inc.*                                        75,600       2,499,525
    SIPEX Corp.*                                        158,373       2,801,222
    Triquint Semiconductor, Inc.*                        15,000         793,125
                                                                   ------------
                                                                   $ 52,042,442
--------------------------------------------------------------------------------
  Entertainment - 5.2%
    Emmis Broadcasting Corp., "A"*                       50,700    $  2,864,550
    Gemstar International Group Ltd.*                   274,488      18,939,672
    Young Broadcasting, Inc., "A"*                       80,100       4,821,019
                                                                   ------------
                                                                   $ 26,625,241
--------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Conning Corp.                                        84,541    $    972,222
    Federated Investors, Inc., "A"                      125,300       2,302,387
    Financial Federal Corp.*                             75,700       1,424,106
    Waddell & Reed Financial, Inc., "A"                 113,408       2,572,944
                                                                   ------------
                                                                   $  7,271,659
--------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Del Monte Foods Co.*                                268,600    $  4,062,575
--------------------------------------------------------------------------------
  Insurance - 0.3%
    Inspire Insurance Solutions, Inc.*                  171,500    $  1,682,844
--------------------------------------------------------------------------------
  Internet - 1.4%
    Chemdex Corp.*                                        1,900    $     51,300
    Netopia, Inc.*                                       68,000       1,878,500
    Security First Technologies Corp.*                   49,400       1,827,800
    VeriSign, Inc.*                                      25,300       2,740,306
    VerticalNet, Inc.*                                   19,200         662,400
                                                                   ------------
                                                                   $  7,160,306
--------------------------------------------------------------------------------
  Machinery - 0.8%
    Applied Science and Technology, Inc.*                73,200    $  1,409,100
    Asyst Technologies, Inc.*                            77,600       2,425,000
                                                                   ------------
                                                                   $  3,834,100
--------------------------------------------------------------------------------
  Medical and Health Products - 1.1%
    CLOSURE Medical Corp.*                               23,400    $    333,450
    Haemonetics Corp.*                                  172,718       3,378,796
    PSS World Medical, Inc.*                            186,646       1,668,148
                                                                   ------------
                                                                   $  5,380,394
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 12.2%
    Cytyc Corp.*                                         80,661    $  2,722,309
    Health Management Associates, Inc., "A"*            558,100       4,464,800
    Henry Schein, Inc.*                                 117,500       2,004,844
    IDEXX Laboratories, Inc.*                           511,711       8,699,087
    IDX Systems Corp.*                                  186,737       3,781,424
    Impath, Inc.*                                       149,100       4,062,975
    LifePoint Hospitals, Inc.*                          308,400       2,120,250
    Lincare Holdings, Inc.*                              55,000       1,450,625
    Martek Biosciences Corp.*                           110,752         948,314
    MedPartners, Inc.*                                1,493,700      10,455,900
    Mid Atlantic Medical Services, Inc.*                239,107       2,017,465
    Orthodontic Centers of America, Inc.*               143,575       2,333,094
    Osteotech, Inc.*                                    137,800       2,842,125
    Parexel International Corp.*                        267,200       2,638,600
    Quorum Health Group, Inc.*                          140,500       1,238,156
    Superior Consultant Holdings Corp.*                  68,925       1,576,659
    Total Renal Care Holdings, Inc.*                    717,437       5,784,336
    Ventana Medical Systems, Inc.*                      104,866       1,677,856
    V.I. Technologies, Inc.*                            192,921       1,036,951
                                                                   ------------
                                                                   $ 61,855,770
--------------------------------------------------------------------------------
  Oil Services - 4.5%
    Cooper Cameron Corp.*                               130,600    $  5,436,225
    Dril-Quip, Inc.*                                     29,145         814,239
    Global Industries, Inc.*                            575,975       6,443,720
    Input/Output, Inc.*                                 335,697       2,475,765
    National Oilwell, Inc.*                             107,285       1,823,845
    Noble Drilling Corp.*                               201,100       4,952,088
    Weatherford International, Inc.*                     31,000       1,104,375
                                                                   ------------
                                                                   $ 23,050,257
--------------------------------------------------------------------------------
  Oils - 0.7%
    Newfield Exploration Co.*                           121,700    $  3,696,637
--------------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Scholastic Corp.*                                   195,496    $  7,746,529
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Kilroy Realty Corp.                                  44,800    $  1,027,600
--------------------------------------------------------------------------------
  Restaurants and Lodging - 2.4%
    Buffets, Inc.*                                      275,835    $  3,085,904
    Dave & Buster's, Inc.*                               96,400       1,132,700
    Four Seasons Hotels, Inc.                            39,957       1,798,065
    Landry's Seafood Restaurants, Inc.*                 127,191       1,081,124
    Papa John's International, Inc.*                     57,387       2,281,133
    Sonic Corp.*                                         90,386       2,768,071
                                                                   ------------
                                                                   $ 12,146,997
--------------------------------------------------------------------------------
  Retail - 0.7%
    Coldwater Creek, Inc.*                               39,200    $    690,900
    Copart Inc.*                                        126,646       2,770,381
                                                                   ------------
                                                                   $  3,461,281
--------------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Caliber Learning Network, Inc.*                     112,918    $    352,869
    Watsco, Inc.                                        182,493       2,554,902
                                                                   ------------
                                                                   $  2,907,771
--------------------------------------------------------------------------------
  Stores - 2.8%
    BJ's Wholesale Club, Inc.*                           85,334    $  2,410,686
    CSK Auto Corp.*                                     131,023       3,111,796
    Gymboree Corp.*                                     183,063         949,639
    Micro Warehouse, Inc.*                              136,279       1,669,418
    Petco Animal Supplies, Inc.*                        233,049       2,913,113
    Regis Corp.                                         170,834       3,267,200
                                                                   ------------
                                                                   $ 14,321,852
--------------------------------------------------------------------------------
  Telecommunications - 7.5%
    Advanced Fibre Communications, Inc.*                105,200    $  1,716,075
    Aspect Telecommunications Corp.*                    179,671       1,987,610
    Intermedia Communications, Inc.*                    398,838      10,369,788
    International Telecommunication Data
      Systems, Inc.*                                    325,700       2,564,888
    Network Solutions, Inc.*                             44,500       2,564,313
    Nextlink Communications, Inc., "A"*                  58,784       2,961,244
    Pinnacle Holdings, Inc.*                            187,000       4,710,062
    Proxim, Inc.*                                        51,500       2,510,625
    RF Micro Devices, Inc.*                              57,900       2,543,981
    Transaction Network Services, Inc.*                 144,905       6,357,707
                                                                   ------------
                                                                   $ 38,286,293
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $496,050,688
--------------------------------------------------------------------------------
Foreign Stocks - 1.2%
  United Kingdom - 1.2%
    CBT Group PLC, ADR (Computer Software - Personal
      Computers)*                                       282,141    $  5,924,961
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $464,198,966)                       $501,975,649
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Other Short-Term Obligations - 18.8%
--------------------------------------------------------------------------------
ISSUER                                                                   SHARES
--------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost $95,334,071)                 $95,334,071    $ 95,334,071
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $559,533,037)                  $597,309,720
Other Assets, Less Liabilities - (17.7%)                            (89,645,537)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $507,664,183
--------------------------------------------------------------------------------
* Non-income producing security.
# Security or a portion of the security was pledged to cover margin requirements for securities sold short. At the period end, the value of securities pledged amounted to $1,309,213.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $559,533,037)            $597,309,720
  Cash                                                                   51,223
  Receivable for Fund shares sold                                     6,511,979
  Receivable for investments sold                                     4,797,247
  Dividends and interest receivable                                      10,859
  Other assets                                                              274
                                                                   ------------
      Total assets                                                 $608,681,302
                                                                   ------------
Liabilities:
  Payable for investments purchased                                   4,872,170
  Collateral for securities loaned, at value                         95,334,071
  Payable for Fund shares reacquired                                    439,383
  Payable to affiliates -
    Management fee                                                       37,307
    Distribution and service fee                                        323,542
  Accrued expenses and other liabilities                                 10,646
                                                                   ------------
      Total liabilities                                            $101,017,119
                                                                   ------------
Net assets                                                         $507,664,183
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $461,516,158
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     37,776,683
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     8,371,342
                                                                   ------------
      Total                                                        $507,664,183
                                                                   ============
Total shares of beneficial interest outstanding                     34,937,989
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $248,709,757 / 17,044,480 shares of
    beneficial interest outstanding)                                  $14.59
                                                                      ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                  $15.48
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $174,488,457 / 12,068,311 shares
    of beneficial interest outstanding)                               $14.46
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $74,493,157 / 5,147,192 shares of
    beneficial interest outstanding)                                  $14.47
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $9,972,812 / 678,006 shares of
    beneficial interest outstanding)                                  $14.71
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Interest                                                       $    846,763
    Dividends                                                           326,468
    Income on securities loaned                                         149,472
    Foreign taxes withheld                                                 (442)
                                                                   ------------
      Total investment income                                      $  1,322,261
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,152,095
    Trustees' compensation                                               25,034
    Shareholder servicing agent fee                                     370,431
    Distribution and service fee (Class A)                              547,352
    Distribution and service fee (Class B)                            1,370,340
    Distribution and service fee (Class C)                              500,173
    Administrative fee                                                   45,869
    Custodian fees                                                      133,337
    Printing                                                             66,286
    Postage                                                              83,828
    Auditing fees                                                        30,999
    Legal fees                                                            3,738
    Miscellaneous                                                       344,202
                                                                   ------------
      Total expenses                                               $  6,673,684
    Fees paid indirectly                                                (30,568)
    Reduction of expenses by investment adviser                        (201,472)
                                                                   ------------
      Net expenses                                                 $  6,441,644
                                                                   ------------
        Net investment loss                                        $ (5,119,383)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 16,348,879
    Securities sold short                                              (642,770)
    Foreign currency transactions                                           534
                                                                   ------------
        Net realized gain on investments and foreign currency
          transactions                                             $ 15,706,643
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 80,042,906
    Securities sold short                                              (581,230)
                                                                   ------------
        Net unrealized gain on investments                         $ 79,461,676
                                                                   ------------
          Net realized and unrealized gain on investments and
            foreign currency                                       $ 95,168,319
                                                                   ------------
            Increase in net assets from operations                 $ 90,048,936
                                                                   ============
See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    1999                       1998
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $ (5,119,383)             $ (1,057,836)
  Net realized gain on investments and foreign currency
    transactions                                                   15,706,643                 1,583,465
  Net unrealized gain (loss) on investments and foreign
    currency                                                       79,461,676               (41,863,394)
                                                                 ------------              ------------
    Increase (decrease) in net assets from operations            $ 90,048,936              $(41,337,765)
                                                                 ------------              ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $       --                $    (41,464)
  From net investment income (Class I)                                   --                    (104,204)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (1,158,786)                  (70,362)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (1,050,387)                     --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (311,497)                     --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (59,727)                 (176,826)
                                                                 ------------              ------------
      Total distributions declared to shareholders               $ (2,580,397)             $   (392,856)
                                                                 ------------              ------------
Net increase in net assets from Fund share transactions          $246,652,515              $213,243,887
                                                                 ------------              ------------
      Total increase in net assets                               $334,121,054              $171,513,266
Net assets:
  At beginning of period                                          173,543,129                 2,029,863
                                                                 ------------              ------------
At end of period (including accumulated net investment
  loss of $0 and $0, respectively)                               $507,664,183              $173,543,129
                                                                 ============              ============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
                                          YEAR ENDED AUGUST 31,  PERIOD ENDED
                                       ------------------------    AUGUST 31,
                                             1999          1998         1997*
-------------------------------------------------------------------------------
                                          CLASS A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $10.65        $13.07        $10.00
                                           ------        ------        ------
Income from investment operations# -
  Net investment income (loss)(S)          $(0.16)       $(0.11)       $ 0.98
  Net realized and unrealized gain (loss)
    on investments and foreign currency      4.24         (0.36)         2.09
                                           ------        ------        ------
      Total from investment operations     $ 4.08        $(0.47)       $ 3.07
                                           ------        ------        ------
Less distributions declared to shareholders -
  From net investment income               $  --         $(0.72)       $  --
  From net realized gain on investments
    and foreign currency transactions       (0.14)        (1.23)          --
                                           ------        ------        ------
      Total distributions declared to
        shareholders                       $(0.14)       $(1.95)       $  --
                                           ------        ------        ------
Net asset value - end of period            $14.59        $10.65        $13.07
                                           ======        ======        ======
Total return(+)                             38.44%        (4.88)%       30.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                 1.51%         1.53%         1.54%+
  Net investment income (loss)              (1.13)%       (0.82)%       12.41%+
Portfolio turnover                            104%          196%          887%
Net assets at end of period
  (000 omitted)                          $248,710       $63,740        $  536
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser, distributor, and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over this limitation and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)         $(0.17)       $(0.12)       $ 0.89
      Ratios (to average net assets):
        Expenses##                           1.57%         1.63%         3.10%+
        Net investment income (loss)       (1.19)%        (0.92)%       10.81%+
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31,1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

See notes to financial statements.

------------------------------------------------------------------------------
                                             YEAR ENDED         PERIOD ENDED
                                        AUGUST 31, 1999     AUGUST 31, 1998*
------------------------------------------------------------------------------
                                                CLASS B
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $10.60               $11.80
                                                 ------               ------
Income from investment operations# -
  Net investment loss(S)                         $(0.24)              $(0.17)
  Net realized and unrealized gain (loss)
    on investments and foreign currency            4.21                (1.03)
                                                 ------               ------
      Total from investment operations           $ 3.97               $(1.20)
                                                 ------               ------
Less distributions declared to
  shareholders -
  From net investment income                     $ --                 $ --
  From net realized gain on investments
    and foreign currency transactions             (0.11)                --
                                                 ------               ------
      Total distributions declared to
        shareholders                             $(0.11)              $ --
                                                 ------               ------
Net asset value - end of period                  $14.46               $10.60
                                                 ======               ======
Total return                                      37.56%              (10.17)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       2.16%                2.18%+
  Net investment loss                             (1.76)%              (1.49)%+
Portfolio turnover                                  104%                 196%
Net assets at end of period (000
  omitted)                                   $174,488              $82,032
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                        $(0.25)              $(0.18)
      Ratios (to average net assets):
        Expenses##                                 2.22%                2.28%+
        Net investment loss                      (1.82)%              (1.59)%+
  * For the period from the inception of Class B, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

-------------------------------------------------------------------------------
                                             YEAR ENDED         PERIOD ENDED
                                        AUGUST 31, 1999     AUGUST 31, 1998*
-------------------------------------------------------------------------------
                                                CLASS C
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $10.61               $11.80
                                                 ------               ------
Income from investment operations# -
  Net investment loss(S)                         $(0.24)              $(0.17)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                       4.21                (1.02)
                                                 ------               ------
      Total from investment operations           $ 3.97               $(1.19)
                                                 ------               ------
Less distributions declared to
  shareholders -
  From net investment income                     $ --                 $ --
  From net realized gain on
    investments and foreign currency
    transactions                                  (0.11)                --
                                                 ------               ------
      Total distributions declared to
        shareholders                             $(0.11)              $ --
                                                 ------               ------
Net asset value - end of period                  $14.47               $10.61
                                                 ======               ======
Total return                                      37.53%              (10.08)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       2.16%                2.18%+
  Net investment loss                             (1.78)%              (1.51)%+
Portfolio turnover                                  104%                 196%
Net assets at end of period (000 omitted)       $74,493              $24,450
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                        $(0.25)              $(0.17)
      Ratios (to average net assets):
        Expenses##                                 2.22%                2.28%+
        Net investment loss                       (1.84)%              (1.61)%+
  * For the period from the inception of Class C, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

------------------------------------------------------------------------------
                                          YEAR ENDED AUGUST 31,  PERIOD ENDED
                                       ------------------------    AUGUST 31,
                                             1999          1998         1997*
-------------------------------------------------------------------------------
                                          CLASS I
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $10.70        $13.08        $10.00
                                           ------        ------        ------
Income from investment operations# -
  Net investment income (loss)(S)          $(0.11)       $(0.03)       $ 1.01
  Net realized and unrealized gain (loss)
    on investments and foreign currency      4.27         (0.40)         2.07
                                           ------        ------        ------
      Total from investment operations     $ 4.16        $(0.43)       $ 3.08
                                           ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income               $ --          $(0.72)       $ --
  From net realized gain on investments
    and foreign currency transactions       (0.15)        (1.23)         --
                                           ------        ------        ------
      Total distributions declared
        to shareholders                    $(0.15)       $(1.95)       $ --
                                           ------        ------        ------
Net asset value - end of period            $14.71        $10.70        $13.08
                                           ======        ======        ======
Total return                                39.06%        (4.50)%       30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                 1.16%        1.18%          1.54%+
  Net investment income (loss)              (0.77)%      (0.21)%        12.65%+
Portfolio turnover                            104%         196%           887%
Net assets at end of period
  (000 omitted)                            $9,973        $3,321        $1,494
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management fees, at not more than 0.25% of average daily net assets, effective November 1, 1997. Prior to November 1, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets, and the investment adviser and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over this limitation and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)         $(0.12)       $(0.03)       $ 0.92
      Ratios (to average net assets):
        Expenses##                           1.22%         1.28%         2.52%+
        Net investment income (loss)        (0.83)%       (0.31)%       11.63%+
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31,1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Fund is a diversified series of MFS Series Trust I. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At August 31, 1999, the value of securities loaned was $91,101,465. These loans were collateralized by cash of $95,334,071 and U.S. Treasury securities of $254,503. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Short Sales - The Fund may enter into short sales. A short sale transaction involves selling a security which the Fund does not own with the intent of purchasing it later at a lower price. The Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Fund may be required to pay in connection with a short sale. Whenever the Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1999, $5,119,383 and $2,360 were reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1999, the aggregate unreimbursed expenses paid by MFS amounted to $291,805.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. The Trustees are currently not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $291,811 for the year ended August 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,709 for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $98 and $32 for Class B and Class C shares, respectively, for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the even of a shareholder redemption within 12 months of purchase MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1999, were $9,103, $380,334, and $42,550 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $602,511,711 and $348,978,602, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $566,762,369
                                                                 ------------
Gross unrealized appreciation                                    $ 72,545,175
Gross unrealized depreciation                                     (41,997,824)
                                                                 ------------
    Net unrealized appreciation                                  $ 30,547,351
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                  -----------------------------------    --------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            21,929,599      $  298,839,798        6,522,857      $  86,204,526
Shares issued to shareholders in
  reinvestment of distributions            83,708           1,083,406            9,647            112,487
Shares reacquired                     (10,951,616)       (153,369,534)        (590,723)        (7,830,314)
                                      -----------       -------------       ----------      -------------
    Net increase                       11,061,691       $ 146,553,670        5,941,781      $  78,486,699
                                      ===========       =============       ==========      =============
Class B Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                  -----------------------------------    --------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             7,912,588      $  104,420,557        8,309,021      $ 108,983,495
Shares issued to shareholders in
  reinvestment of distributions            72,888             939,522         --                --
Shares reacquired                      (3,659,525)        (48,606,010)        (566,661)        (7,267,880)
                                      -----------       -------------       ----------      -------------
    Net increase                        4,325,951       $  56,754,069        7,742,360      $ 101,715,615
                                      ===========       =============       ==========      =============
Class C Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                  -----------------------------------    --------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             4,058,416       $  54,988,585        2,453,434      $  32,412,325
Shares issued to shareholders in
  reinvestment of distributions            17,675             228,190         --                --
Shares reacquired                      (1,234,357)        (16,797,230)        (147,976)        (1,922,241)
                                      -----------       -------------       ----------      -------------
    Net increase                        2,841,734       $  38,419,545        2,305,458      $  30,490,084
                                      ===========       =============       ==========      =============
Class I Shares
                                           YEAR ENDED AUGUST 31, 1999          YEAR ENDED AUGUST 31, 1998
                                  -----------------------------------    --------------------------------
                                           SHARES              AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               475,891       $   6,403,650          216,000      $   2,875,329
Shares issued to shareholders in
  reinvestment of distributions             4,587              59,727           24,101            281,020
Shares reacquired                        (112,721)         (1,538,146)         (44,090)          (604,860)
                                      -----------       -------------       ----------      -------------
    Net increase                          367,757       $   4,925,231          196,011      $   2,551,489
                                      ===========       =============       ==========      =============

(6) Line of Credit

The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1999, was $2,715.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of
  MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund), including the schedule of portfolio investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles.

                                               /s/ ERNST & YOUNG LLP
Boston, Massachusetts
October 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $47,793 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 1999.

   FOR THE YEAR ENDED AUGUST 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 2.52%.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) NEW DISCOVERY FUND

TRUSTEES                                                ASSISTANT TREASURERS
                                                        Mark E. Bradley*
Richard B. Bailey* - Private Investor; Former           Ellen Moynihan*
Chairman and Director (until 1991), MFS Investment      James O. Yost*
Management
                                                        SECRETARY
Marshall N. Cohan - Private Investor                    Stephen E. Cavan*

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,      ASSISTANT SECRETARY
Brigham and Women's Hospital; Professor of              James R. Bordewick, Jr.*
Surgery, Harvard Medical School
                                                        CUSTODIAN
The Hon. Sir J. David Gibbons, KBE - Chief              State Street Bank and Trust Company
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.                        AUDITORS
                                                        Ernst & Young LLP
Abby M. O'Neill - Private Investor
                                                        INVESTOR INFORMATION
Walter E. Robb, III - President and Treasurer,          For MFS stock and bond market outlooks, call toll
Benchmark Advisors, Inc.; President, Benchmark          free: 1-800-637-4458 anytime from a touch-tone
Consulting Group, Inc.                                  telephone.

Arnold D. Scott* - Senior Executive                     For information on MFS mutual funds, call your
Vice President, Director, and Secretary,                financial consultant or, for an information kit,
MFS Investment Management                               call toll free: 1-800-637-2929 any business day
                                                        from 9 a.m. to 5 p.m. Eastern time (or leave a
Jeffrey L. Shames* - Chairman, Chief                    message anytime).
Executive Officer, and Director,
MFS Investment Management                               INVESTOR SERVICE
                                                        MFS Service Center, Inc.
J. Dale Sherratt - President, Insight                   P.O. Box 2281
Resources, Inc.; Managing General Partner,              Boston, MA 02107-9906
Wellfleet Investments; Chief Executive
Officer, Cambridge Nutraceuticals                       For general information, call toll free:
                                                        1-800-225-2606 any business day from
Ward Smith - Former Chairman (until 1994), NACCO        8 a.m. to 8 p.m. Eastern time.
Industries (holding company)
                                                        For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                      toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company                a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                                     your phone must be equipped with a
Boston, MA 02116-3741                                   Telecommunications Device for the Deaf.)

DISTRIBUTOR                                             For share prices, account balances, and exchanges,
MFS Fund Distributors, Inc.                             call toll free: 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                                     anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                        WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                  www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Brian E. Stack*

TREASURER
W. Thomas London*

*Affiliated with the Investment Adviser

                                                                    ------------
MFS(R) NEW DISCOVERY FUND                                             BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                MND-2 10/99 67.5M 97/297/397/897